U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2011

EAGLE FORD OIL & GAS CORP.
__________________________________________________
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
________________________________________
(State or other Jurisdiction as Specified in Charter)

000-51656	75-2990007
(Commission file number)	(I.R.S. Employer Identification No.)

3315 Marquart St.
Suite 206
Houston, Texas 77027
_______________________________
(Address of Principal Executive Offices)

713-771-5500
____________________
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RESIGNATION OF DIRECTORS

On July 18, 2011, Rick Bobigian resigned from Eagle Ford Oil & Gas Corp. Board of Directors, effective as of such date.  Mr. Bobigian is President of Marshfield Oil and Gas, LLC and will continue to devote his full time to that endeavor.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE FORD OIL & GAS CORP.

Date: July 20, 2011	By:	/s/ Paul Williams
Name: Paul Williams
Title: Chief Executive Officer